Item 1.  Report to Shareholders

November 30, 2004

GNMA Fund

Semiannual Report

T. Rowe Price

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The views and opinions in this report were current as of November 30, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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

T. Rowe Price GNMA Fund
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Fellow Shareholders

Mortgage-backed bonds delivered positive returns over the past six months as shorter-term interest rates rose and longer-term rates fell from levels attained in early summer. Mortgage bonds also gained during the 12-month period ended November 30, 2004, but the lion's share of that return was achieved during the half year. Our sector of the fixed-income market outpaced comparable Treasuries since our last report in May.

MARKET ENVIRONMENT

Short- and longer-term interest rates moved counter to each other during the past six months, with short yields rising and longer yields declining as the Federal Reserve boosted the fed funds rate target in four stages. The Federal Reserve's four rate increases from June through November doubled the official federal funds rate to 2% but left rates at levels that were still quite low by historical standards; indeed, as recently as four years ago, the federal funds rate had been above 6%. Factoring in inflation, real short-term rates stood below 0.5%. The Fed made clear that it would continue to move away from this highly accommodative stance with further rate increases, although it would do so at a measured pace.
                               [GRAPHIC OMITTED]

INTEREST RATE LEVELS
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                 Current Coupon          10-Year
                     GNMA             Treasury Note

11/30/2003           5.36%                4.33%

                     5.24                 4.25

                     5.17                 4.13

2/04                 4.98                 3.97

                     4.90                 3.84

                     5.56                 4.51

5/04                 5.71                 4.65

                     5.54                 4.58

                     5.43                 4.48

8/04                 5.10                 4.12

                     5.16                 4.12

                     4.98                 4.02

11/30/2004           5.15                 4.35

The net effect was a favorable backdrop for longer-term bonds as the 10-year Treasury yield ended November at roughly the same level as a year ago--and even lower in the case of the current coupon GNMA. During the period, the U.S. dollar sank to an all-time low against the euro and gold rose to levels not seen since the late 1980s. While the Bush administration has proclaimed its preference for a "strong dollar," it has quietly allowed the dollar to weaken against major foreign currencies without taking significant steps to reverse the situation.

Recent economic reports reflected solid fundamentals. Low interest rates, ease of financing, rising incomes, and an improving labor market all acted to bolster housing demand in recent months. Similarly, strong cash flow, healthy balance sheets, and rising utilization rates offer ongoing support for business equipment purchases, with additional stimulus coming from favorable depreciation allowances set to expire at year-end. Finally, the downward trend in jobless claims supports the view that slack in the labor market will continue to diminish. An improving economy normally results in higher interest rates, which puts downward pressure on bond prices.

The economy grew at a 3.9% annual rate in the third quarter, slightly faster than the 3.7% initially reported. Higher exports, business investment, and consumer spending were behind the increase. Chicago purchasing managers reported that their monthly measure of business activity fell to 65.2% in November from 68.5% the month before as automakers cut back production, but readings above 50% still reflect an expanding economy.

PERFORMANCE AND STRATEGY REVIEW

In the challenging environment of the past year, your fund provided similar returns (3.46% and 3.95%) for the 6- and 12-month periods, respectively, ended November 30, 2004. Fund results surpassed the Lipper peer group average in both periods but trailed the Citigroup GNMA Index, as can be seen in the Performance Comparison table. Performance over the six-month period was a result of an increase in net asset value from $9.54 last May to $9.64 at the end of November as interest rates fell, plus dividends of $0.23 per share. Over the year, dividends amounted to $0.43, which overcame a $0.05 drop in the net asset value.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/04                                6 Months         12 Months
--------------------------------------------------------------------------------

GNMA Fund                                                3.46%             3.95%

Citigroup GNMA Index                                     4.12              4.73

Lipper GNMA Funds Average                                3.22              3.39

Please see the fund's quarter-end returns following this letter.


The last six months resulted in excellent returns for the mortgage sector. Mortgage-backed securities overall returned 4.09% and GNMAs gained 3.91%. GNMAs typically yield less because they are the only mortgage-backed security backed by the full faith and credit of the U.S.

government. Excess returns, which are defined as mortgage returns in excess of those of equal-duration Treasuries, was more than 143 basis points (1.43%) for the last six months.

Mortgage performance was the result of many factors. Carry, or realized, income contributed to returns as prepayments were limited. The massive refinancing that took place in 2003 resulted in a universe of mortgages that has seen the lows in interest rates and is much less sensitive to dips in mortgage rates. Another material factor in mortgage performance came from the technical side. Simply put, demand far outstripped supply. Even with Fannie Mae and Freddie Mac showing much more muted appetites for mortgages than in past years, banks, money managers, and hedge funds filled the void and caused mortgage spreads to tighten. Recently, new buyers--foreign investors--have entered the market.

During the past six months, our strategy was influenced by the Federal Reserve's anticipated hikes in short-term interest rates and the flattening yield curve that resulted as the gap between short- and long-term yields narrowed. With these changes in mind, we kept duration shorter than that of the benchmark index and at least neutral versus our Lipper peer group. (Duration is a measure of a bond fund's sensitivity to interest rates; see Glossary for a more detailed explanation.) Yields have fallen on 10- and 30-year securities while, simultaneously, short-term rates rose considerably. The result has been a flattening of the yield curve, as we anticipated, which helped our position.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                          5/31/04          11/30/04
--------------------------------------------------------------------------------

Price Per Share                                         $9.54             $9.64

Dividends Per Share
  For 6 Months                                           0.19              0.23

  For 12 Months                                          0.39              0.43

30-Day Dividend Yield*                                   4.62%             4.53%

30-Day Standardized Yield to Maturity                    3.93              3.61

Weighted Average Maturity (years)                        5.8               4.7

Weighted Average Effective Duration (years)              4.2               3.0


*Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

Note: Yield will vary and is not guaranteed.


As mentioned, fund performance outpaced the average for our Lipper peer group but lagged the Citigroup GNMA Index because of our shorter duration, and also because our performance is stated net of fees. We believe we were most able to add value in security selection. We spend a great deal of time analyzing trades from a relative value and total return viewpoint. That analysis paid off as we bought specific coupons that outperformed the market as a whole.

At the end of November, the portfolio's effective duration had declined to 3.0 years from 4.2 years six months ago. We had 90% of net fund assets invested in GNMA pass-throughs (one percentage point higher than last May), 5% in collateralized mortgage obligations (down one percentage point from May), and 5% in project loan bonds (the same as six months earlier).

SECTOR DIVERSIFICATION
                                                    Percent of        Percent of
                                                    Net Assets        Net Assets
                                                       5/31/04          11/30/04
--------------------------------------------------------------------------------

GNMA Pass-Throughs                                         89%               90%

CMOs                                                        6                 5

Project Loans                                               5                 5
                                                    ----------------------------
Total                                                     100%              100%


OUTLOOK

Even before it began to increase the federal funds rate, the Federal Reserve had made it clear that it considered rock-bottom rates to be only temporary. The Fed's goal is to shift to a more "neutral" posture to achieve its long-term objective of sustainable economic growth and price stability. It can be argued what level of short-term interest rates represents neutral, but there is very little disagreement that this level is higher than the current one. The central bank is likely to continue moving at a measured pace of quarter-point increases, possibly at every meeting of the Federal Open Market Committee, which takes place about eight times per year.

As the Fed implements this policy, the favorable environment for mortgages should continue. Mortgage-backed securities generally fare best when rates are steady or the direction of their change is clear. The supply/demand dynamic could continue to benefit the sector as well. We are cognizant that mortgages currently are richly priced, but we believe that only a sharp spike in interest rates or another negative event involving Fannie Mae or Freddie Mac will have a major impact on the sector. Even in the latter case, GNMAs provide investors with a yield advantage over Treasuries, which can help offset any weakness in principal as long as interest rates rise gradually.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Connice A. Bavely
Chairman of the fund's Investment Advisory Committee

December 22, 2004

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

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Risks of Investing in Mortgage-Backed Bonds

Mortgage securities are subject to interest rate risk: the decline in bond prices that usually accompanies a rise in interest rates, potentially reducing the fund's income level and share price. Historically, GNMAs and other mortgage-backed bonds have declined less in price when rates were rising because they carry their own special risks, such as prepayment and extension risk. When mortgage rates decline, homeowners usually refinance and prepay principal, causing the average maturity of the portfolio to shorten and reducing the potential for price gains. Extension risk occurs when rates rise, causing the portfolio's average maturity to lengthen and increasing its sensitivity to interest rate risk and possible price declines.

Glossary

Citigroup GNMA Index: An index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Duration: A measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of four years would fall about 4% in price in response to a one-percentage-point rise in interest rates and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Basis points: One hundred basis points equal one percentage point.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period.

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Real interest rate: The excess of the current interest rate over the current inflation rate.

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Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be "inverted." If short- and long-term bonds are offering equivalent yields, then the curve is said to be "flat."

T. Rowe Price GNMA Fund
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Growth of $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                               [GRAPHIC OMITTED]
GNMA FUND
--------------------------------------------------------------------------------
As of 11/30/04

GNMA Fund       $19,785

Lipper GNMA Funds Average       $19,220

                                                          Lipper GNMA
                                GNMA Fund                Funds Average

11/94                            $10,000                    $10,000

11/95                             11,748                    11,616

11/96                             12,426                    12,320

11/97                             13,335                    13,203

11/98                             14,299                    14,169

11/99                             14,425                    14,327

11/00                             15,698                    15,533

11/01                             17,284                    16,997

11/02                             18,542                    18,141

11/03                             19,032                    18,571

11/04                             19,785                    19,220


Average Annual Compound Total Return
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

GNMA Fund                                    3.95%          6.52%          7.06%

Citigroup GNMA Index                         4.73           6.90           7.60

Lipper GNMA Funds Average                    3.39           6.03           6.74

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price GNMA Fund
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Fund Expense Example
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price GNMA Fund
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                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   6/1/04         11/30/04    6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                            $1,000        $1,034.60                 $3.42

Hypothetical (assumes 5%
return before expenses)            1,000         1,021.71                  3.40

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.67%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.

T. Rowe Price GNMA Fund
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Quarter-End Returns
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Periods Ended 9/30/04                       1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

GNMA Fund                                    3.34%          6.50%          6.98%

Citigroup GNMA Index                         4.32           6.90           7.49

Lipper GNMA Funds Average                    2.82           6.02           6.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           6 Months     Year
                              Ended    Ended
                           11/30/04  5/31/04  5/31/03  5/31/02  5/31/01  5/31/00
NET ASSET VALUE

Beginning of period        $ 9.54    $ 9.89   $ 9.61   $ 9.40   $ 8.92   $ 9.33

Investment activities
  Net investment income
  (loss)                     0.20      0.30     0.37     0.52     0.59     0.60

  Net realized and
  unrealized gain (loss)     0.13     (0.26)    0.30     0.21     0.48    (0.41)

  Total from
  investment activities      0.33      0.04     0.67     0.73     1.07     0.19

Distributions
  Net investment income     (0.23)    (0.39)   (0.39)   (0.52)   (0.59)   (0.60)

NET ASSET VALUE

End of period              $ 9.64    $ 9.54   $ 9.89   $ 9.61   $ 9.40   $ 8.92
                           ----------------------------------------------------

Ratios/Supplemental Data

Total return^                3.46%     0.45%    7.07%    7.95%   12.31%    2.13%

Ratio of total expenses to
average net assets          0.67%+     0.69%    0.70%    0.69%    0.70%    0.71%

Ratio of net investment
income (loss) to average
net assets                  3.99%+     3.23%    3.68%    5.33%    6.39%    6.61%

Portfolio turnover rate    110.0%+    302.1%   385.8%   145.2%    71.2%    63.8%

Net assets, end of period
(in millions)               $1,344    $1,307   $1,466   $1,223   $1,043   $1,052

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
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Unaudited                                                      November 30, 2004


Portfolio of Investments (1)                           $ Par/Shares        Value
--------------------------------------------------------------------------------
(Amounts in 000s)

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 98.8%

U.S. Government Obligations 98.8%

Government National Mortgage Assn.
    5.00%, 3/15/18 - 10/20/33                               217,033      216,951

    5.50%, 7/15/14 - 7/15/34                                269,414      275,492

    6.00%, 11/15/08 - 9/20/34                               335,783      348,705

    6.50%, 12/15/14 - 10/20/34                              105,167      110,978

    6.73%, 9/15/30                                           19,359       21,271

    6.75%, 2/15/41                                            9,809       10,111

    7.00%, 3/15/13 - 2/15/34                                 53,883       57,429

    7.50%, 3/15/07 - 9/15/32                                 27,080       29,148

    8.00%, 3/15/14 - 3/15/30                                 19,302       20,825

    8.50%, 12/15/05 - 2/20/23                                 3,521        3,873

    9.00%, 5/15/09 - 9/15/24                                  1,687        1,885

    9.25%, 8/15/16 - 12/15/19                                   263          295

    9.50%, 6/15/09 - 12/15/24                                 1,017        1,131

    9.75%, 8/15/16 - 2/15/21                                    381          429

    10.00%, 2/15/16 - 3/15/26                                 3,919        4,413

    10.25%, 9/20/16                                              21           24

    10.50%, 2/15/13 - 10/15/21                                  373          422

    10.75%, 9/15/17                                              80           91

    11.00%, 2/15/10 - 7/20/20                                   320          362

    11.50%, 6/15/10 - 7/15/20                                   695          796

    12.00%, 10/15/10 - 7/15/15                                  720          827

    12.25%, 3/15/14 - 7/20/15                                    56           64

    12.50%, 4/15/10 - 1/20/16                                   350          403

    12.75%, 12/20/13 - 12/20/14                                  69           79

    13.00%, 1/15/11 - 9/20/15                                   262          301

    13.50%, 5/15/10 - 1/15/15                                   176          200

  CMO
    2.212%, 10/16/17                                          3,728        3,542

    2.946%, 3/16/19                                           7,800        7,538

    5.00%, 8/16/28                                            5,279        5,297

    5.064%, 9/16/26                                          13,200       13,435

    5.50%, 2/20 - 10/20/30                                   32,075       32,647

    6.00%, 5/20/29 ++                                        11,908       12,013

    6.50%, 10/20/27 - 3/20/31                                11,525       11,997

  IO, 6.50%, 8/20/30                                            392            8

  Principal Only, 3/16/28                                     1,012          920

  TBA
    5.00%, 1/1/34                                            33,000       32,783

    5.50%, 1/1/32                                            62,031       62,935

    6.00%, 1/1/33                                            37,000       38,180

U.S. Department of Veteran Affairs
CMO, VR, 9.61%, 3/15/25                                         768          825

Total U.S. Government & Agency Mortgage-Backed Securities
(Cost  $1,316,872)                                                     1,328,625


Money Market Funds   10.5%

T. Rowe Price Government Reserve Investment Fund
1.94% #+                                                    141,216      141,216

Total Money Market Funds (Cost $141,216)                                 141,216


FUTURES CONTRACTS   0.0%

Variation margin receivable (payable) on open futures contracts (2)         (53)

Total Futures Contracts                                                     (53)


Total Investments in Securities

109.3% of Net Assets (Cost $1,458,088)                                $1,469,788
                                                                      ----------
 (1) Denominated in U.S. dollars unless otherwise noted

   # Seven-day yield

  ++ All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2004.

   + Affiliated company - See Note 4

 CMO Collateralized Mortgage Obligation

  IO Interest Only security for which the fund receives interest on notional principal (par)

 TBA To Be Announced security was purchased on a forward commitment basis

  VR Variable Rate

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

(2) Open Futures Contracts at November 30, 2004 were as follows:
($ 000s)

                                                         Contract     Unrealized
                                           Expiration       Value    Gain (Loss)
                                           ----------  ----------    -----------
Short, 630 U.S. Treasury five year
contracts, $500 par of 6.00% GNMA Bonds
pledged as initial margin                        3/05  $ (68,562)        $   66

Net payments (receipts) of variation
margin to date                                                             (119)

Variation margin receivable (payable)
on open futures contracts                                                $  (53)
                                                                         -------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $141,216)                          $       141,216

  Non-affiliated companies (cost $1,316,872)                          1,328,572

  Total investments in securities                                     1,469,788

Other assets                                                             11,033

Total assets                                                          1,480,821

Liabilities

Payable for investment securities purchased                             134,552

Other liabilities                                                         1,836

Total liabilities                                                       136,388

NET ASSETS                                                      $     1,344,433
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $        (9,490)

Undistributed net realized gain (loss)                                    6,769

Net unrealized gain (loss)                                               11,819

Paid-in-capital applicable to 139,458,005 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized                                 1,335,335

NET ASSETS                                                      $     1,344,433
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          9.64
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                        6 Months
                                                                           Ended
                                                                        11/30/04
Investment Income (Loss)

Income
  Interest                                                      $        30,182

  Dividend                                                                  637

  Total income                                                           30,819

Expenses
  Investment management                                                   3,069

  Shareholder servicing                                                   1,074

  Custody and accounting                                                    194

  Prospectus and shareholder reports                                         37

  Registration                                                               23

  Legal and audit                                                             7

  Trustees                                                                    4

  Miscellaneous                                                               6

  Total expenses                                                          4,414

  Expenses paid indirectly                                                   (2)

  Net expenses                                                            4,412

Net investment income (loss)                                             26,407

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                              2,014

  Futures                                                                (1,685)

  Net realized gain (loss)                                                  329

Change in net unrealized gain (loss)
  Securities                                                             17,370

  Futures                                                                   241

  Change in net unrealized gain (loss)                                   17,611

Net realized and unrealized gain (loss)                                  17,940

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        44,347
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                         6 Months           Year
                                                            Ended          Ended
                                                         11/30/04        5/31/04
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                        $   26,407     $   44,052

  Net realized gain (loss)                                   329            507

  Change in net unrealized gain (loss)                    17,611        (38,633)

  Increase (decrease) in net assets from operations       44,347          5,926

Distributions to shareholders
  Net investment income                                  (31,209)       (55,362)

Capital share transactions *
  Shares sold                                             87,309        220,259

  Distributions reinvested                                27,881         49,117

  Shares redeemed                                        (90,680)      (379,489)

  Increase (decrease) in net assets from capital
  share transactions                                      24,510       (110,113)

Net Assets

Increase (decrease) during period                         37,648       (159,549)

Beginning of period                                    1,306,785      1,466,334

End of period                                         $1,344,433     $1,306,785
                                                      ----------     ----------

(Including undistributed net investment income (loss) of $(9,490) at 11/30/04 and $(4,688) at 5/31/04)

*Share information
  Shares sold                                              9,035         22,594

  Distributions reinvested                                 2,890          5,061

  Shares redeemed                                         (9,414)       (39,032)

  Increase (decrease) in shares outstanding                2,511        (11,377)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Trustees.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on future contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts
During the six months ended November 30, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other
Purchases and sales of U.S. government securities aggregated $735,524,000 and $724,239,000, respectively, for the six months ended November 30, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the

Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2004.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently, $3,595,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2004 were recognized for tax purposes on June 1, 2004. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2004, the fund had $8,219,000 of unused capital loss carryforwards that expire in fiscal 2012.

At November 30, 2004, the cost of investments for federal income tax purposes was $1,458,088,000. Net unrealized gain aggregated $11,819,000 at period-end, of which $20,017,000 related to appreciated investments and $8,198,000 related to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At November 30, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $510,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2004, expenses incurred pursuant to these service agreements were $52,000 for Price Associates, $313,000 for T. Rowe Price Services, Inc., and $99,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $98,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2004, the fund was allocated $474,000 of Spectrum Funds' expenses, of which $300,000 related to services provided by Price and $78,000 was payable at period-end. At November 30, 2004, approximately 38% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended November 30, 2004, dividend income from the Reserve Funds totaled $637,000, and the value of shares of the Reserve Funds held at November 30, 2004 and May 31, 2004 was $141,216,000 and $100,524,000, respectively.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2.  Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3.  Audit Committee Financial Expert.

Disclosure required in registrant's annual Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Disclosure required in registrant's annual Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     January 14, 2005